                                                                     Exhibit 1.1

                                  $350,000,000

                                 XTO ENERGY INC.

                    $350,000,000 7 1/2% Senior Notes due 2012

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  April 17, 2002


Lehman Brothers Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Hibernia Southcoast Capital, Inc.
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey 07302

Dear Sirs:

               XTO Energy Inc., a Delaware corporation (the "Company"), proposes to issue and sell $350,000,000 aggregate principal amount of its 7 1/2% Senior Notes due 2012 (the "Notes") to you (the "Underwriters"). The Notes will be issued pursuant to an Indenture to be dated on or before the Delivery Date (as hereinafter defined), as amended and supplemented by a First Supplemental Indenture to be dated as of the same date (collectively, the "Indenture") between the Company and The Bank of New York, as Trustee (the "Trustee"). This agreement (this "Agreement") is to confirm the agreement concerning the purchase of the Notes from the Company by the Underwriters.

               Section 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-71762), including a prospectus, relating to, among other securities, the Notes and the offering thereof from time to time in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and Rule 415 of the rules and regulations (the "Rules and Regulations") of the Commission thereunder. Such registration statement has been declared effective by the Commission. As provided in Section 5(a), a prospectus supplement reflecting the terms of the offering of the Notes and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations. Such prospectus supplement, in the form first filed after the Effective Time (as defined below) pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations, is herein referred to as the "Prospectus Supplement." Such registration statement, as amended at the Effective Time, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424(b) of the Rules and Regulations, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. As used herein, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time. As used herein, "Preliminary Prospectus Supplement" means the Prospectus Supplement of the Company dated April 15, 2002 relating to the offering of the Notes, and containing a "Subject to Completion" legend comparable to that contained in paragraph 10 of Item 501 under Regulation S-K of the Rules and Regulations. Reference made herein to any Prospectus, Preliminary Prospectus Supplement or Prospectus Supplement shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Prospectus, Preliminary Prospectus Supplement or Prospectus Supplement, as the case may be, and any reference to any amendment or supplement to any Prospectus, Preliminary Prospectus Supplement or Prospectus Supplement shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Prospectus, Preliminary Prospectus Supplement or Prospectus Supplement, as the case may be, and incorporated by reference in such Prospectus, Preliminary Prospectus Supplement or Prospectus Supplement, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. If the Company has filed an abbreviated registration statement to register additional Notes pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term Registration Statement shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus Supplement.

               (b) The Registration Statement conforms, and the Prospectus Supplement and any further amendments or supplements to the Registration Statement or the Prospectus

          Supplement will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus Supplement in reliance upon and in conformity with written information furnished to the Company through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus or Prospectus Supplement, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or Prospectus Supplement, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus or Prospectus Supplement any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or Prospectus Supplement; and, since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Prospectus Supplement, there has not been any change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Prospectus Supplement.

               (e) (1) The Company has good and defensible title to all real property, free and clear of all liens, encumbrances and defects, except security interests securing loans under the Company's bank revolving credit agreement and except (A) royalties, overriding royalties and other burdens under oil and gas leases, (B) easements, restrictions, rights-of-way and other matters that commonly affect property, (C) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (D) liens and encumbrances under operating agreements, farmout agreements, unitization, pooling and commutation agreements, declarations and orders, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (E) liens, encumbrances and defects that do not in the aggregate materially affect the value of the real property or materially interfere with the use made or proposed to be made of such real property by the Company; and (2) the working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the real property held by the Company reflect in all material respects the right of the Company to explore or receive production from such real property, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore for hydrocarbons.

               (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged; and none of the subsidiaries of the Company is a significant subsidiary, as such term is defined in Rule 405 of the Rules and Regulations.

               (g) The Company has an authorized capitalization as set forth in the Prospectus Supplement. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable and conform to the description thereof contained in the Registration Statement and the Prospectus. All of the Company's options, warrants and other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Registration Statement and the Prospectus.

               (h) Neither (i) the execution or delivery hereof by the Company,
          (ii) the consummation of the transactions contemplated hereby, (iii) the execution and delivery of the Indenture and the Notes by the Company nor (iv) compliance by the Company with all of the provisions of this Agreement, the Indenture and the Notes, will (A) result in a breach or violation of, or constitute a default under, the certificate of incorporation, by-laws, partnership agreement or other governing documents of the Company or any of its subsidiaries, or any material agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject or (B) violate any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries, which in any such event described in this subclause (B) would have a material adverse effect on the Company. Except for permits, consents, approvals and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, and except for such permits, consents, approvals and authorizations which have been obtained, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

               (i) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it or any of its properties is bound.

               (j) This Agreement has been duly authorized, executed and delivered by the Company.

               (k) The Notes will be pari passu with all existing and future unsecured and unsubordinated indebtedness of the Company.

               (l) The Indenture has been duly and validly authorized, and, on or prior to the Delivery Date, will be executed and delivered by the Company and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture (i) has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), (ii) complies as to form with the requirements of the Trust Indenture Act and (iii) conforms to the description thereof in the Registration Statement and the Prospectus.

               (m) The Notes have been duly and validly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, free of any preemptive or similar rights to subscribe to or purchase the same arising by operation of law or under the charter or by-laws of the Company or otherwise, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, and the Notes conform, or will conform, to the description thereof in the Registration Statement and the Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated by this Agreement gives rise to any rights, other than those which have been duly waived or satisfied, for or relating to the registration of any securities of the

          Company. The Company has all requisite corporate power and authority to issue, sell and deliver the Notes in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Notes to be sold by the Company hereunder has been validly and sufficiently taken.

               (n) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus and the Prospectus Supplement present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (o) Arthur Andersen L.L.P. ("Arthur Andersen"), who have certified certain financial statements of the Company, whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (p) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar businesses in similar industries.

               (q) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

               (r) Except as described in the Prospectus or Prospectus Supplement, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which would be reasonably expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (u) Since the date as of which information is given in the Prospectus Supplement through the date hereof, and except as may otherwise be disclosed in the Prospectus Supplement, the Company has not (i) issued or granted any securities other than pursuant to any of its employee benefit plans, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business or (iii) entered into any transaction not in the ordinary course of business.

               (v) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (w) Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (x) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (y) The Company is not an investment company as defined in the Investment Company Act of 1940, as amended.

               (z) The information supplied by the Company to its independent petroleum engineering consultants for purposes of preparing the reserve reports used to calculate estimates of reserves of the Company included in the Registration Statement, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Miller and Lents, Ltd., independent consulting petroleum engineers, who prepared estimates of the extent and value of proved oil and natural gas reserves, are independent with respect to the Company.

               (aa) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes or any security of the Company to facilitate the sale or resale of the Notes.

               (bb) The Company has received from Arthur Andersen on March 28, 2002 a letter concerning its audit quality controls in connection with Arthur Andersen's audits of the financial statements of the Company and its consolidated subsidiaries, including representations regarding the continuity of Arthur Andersen's personnel working on the audit, the availability of national office consultation and the availability of personnel at foreign affiliates of Arthur Andersen to conduct relevant portions of the audit (the "Arthur Andersen Representation Letter") and such letter has not been rescinded and the Company has no reason to believe that the representations in such letter are not true and correct in all respects.

               Section 2. Purchase of the Notes by the Underwriters. Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price equal to 97.825% of the principal amount thereof, plus accrued interest, if any, from April 23, 2002, the principal amount of the Notes set forth opposite such Underwriter's name in Schedule I hereto.

               Section 3. Offering of Notes by the Underwriters. Upon authorization by the Underwriters of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus Supplement.

               Section 4. Delivery of and Payment for the Notes. The Closing shall be held at the offices of Kelly, Hart & Hallman, Fort Worth, Texas, at 10:00 A.M., New York City time, on April 23, 2002 or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered the Notes to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

               Section 5. Further Agreements of the Company. The Company agrees:

               (a) To prepare the Prospectus Supplement in a form approved by the Underwriters and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus Supplement or the Prospectus Supplement, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus Supplement or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus Supplement or the Prospectus Supplement or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Underwriters two signed copies of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus Supplement, the Prospectus Supplement and any amended or supplemented Prospectus Supplement; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus Supplement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus Supplement is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus Supplement in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus Supplement which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus Supplement or any supplement to the Prospectus Supplement that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus Supplement, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent (which will not be unreasonably withheld) of the Underwriters to the filing;

               (f) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions in the United States as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to become subject to taxation or to file a general consent to service of process in any jurisdiction;

               (g) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (h) For a period of five years following the Effective Date, to furnish to the Lehman Brothers Inc. and Salomon Smith Barney Inc. (or, upon written request, such other Underwriters) copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder or to the Noteholders;

               (i) To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Prospectus Supplement;

               (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act;

               (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an investment company as defined in the Investment Company Act of 1940, as amended; and

               (l) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes.

               Section 6. Expenses. Whether or not this Agreement becomes effective or is terminated or the sale of the Notes to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all fees and expenses (including, without limitation, all registration and filing fees and fees and expenses of the Company's accountants but excluding fees and expenses of counsel for the Underwriters) incurred in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus Supplement, the Prospectus Supplement, the Indenture, the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission (the "Form T-1") and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing,
(B) all fees and expenses incurred in connection with the preparation and delivery to the Underwriters of the Notes (including the cost of printing the Notes), (C) any fees required to be paid to rating agencies incurred in connection with the rating of the Notes, (D) the fees, costs and charges of the Trustee, including the fees and disbursements of counsel for the Trustee, and
(E) all other costs and expenses incident to the performance of its obligations under this Agreement; provided that except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes that they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

               Section 7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus Supplement or otherwise shall have been complied with;

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

               (d) Kelly, Hart & Hallman, a professional corporation, shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                    (i) The Company was incorporated, exists and is in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) The Company is qualified as a foreign corporation for the transaction of business and is in good standing in the State of Texas and each other state set forth on an exhibit to such opinion, and such counsel has no knowledge that the character of the business conducted by the Company or the location of the properties owned, leased or operated by it makes such qualification necessary (except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its subsidiaries taken as a whole);

                    (iii) Each subsidiary of the Company was incorporated,
               exists and is in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such subsidiary have been validly authorized and issued, are fully paid and non-assessable, are owned of record by the Company directly or through subsidiaries, and, except with respect to security interests of the Company's bank lenders on the capital stock of such subsidiaries, such counsel has no knowledge of any other adverse claim (within the meaning of Article 8 of the Uniform Commercial Code) thereto;

                    (iv) Such counsel has no knowledge that the filing of the Registration Statement or the offering or sale of the Notes as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Company or any of its subsidiaries. The Company has all requisite corporate power and authority to issue, sell and deliver the Notes in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus Supplement;

                    (v) The Indenture has been duly authorized, executed and delivered by the Company and assuming the due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act and the rules and regulations thereunder;

                    (vi) The Notes have been duly authorized and executed by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                    (vii) Such counsel has no knowledge, other than as set forth in the Prospectus and the Prospectus Supplement, of any pending or overtly threatened legal or governmental proceedings to which the Company or any of its subsidiaries is or may be a party or of which any property of the Company or any of its subsidiaries is or may be subject which, if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, have a material adverse effect on the consolidated financial position, equity or results of operations of the Company and its subsidiaries;

                    (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                    (ix) The sale of the Notes being delivered at the Delivery Date by the Company and the compliance by the Company with all of its obligations under this Agreement and the Indenture will not
               (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Indenture or, except with respect to any preferential purchase rights under applicable joint operating agreements, any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) violate any provisions of the Certificate of Incorporation or Bylaws of the Company or (C) violate any statute, rule or regulation known to such counsel or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                    (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Notes hereunder, except the registration under the Securities Act of such Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Notes by the Underwriters;

                    (xi) Such counsel has no knowledge that the Company or any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties may be bound;

                    (xii) The statements set forth in the Prospectus Supplement under the caption "Description of the Notes," insofar as they constitute matters of law, summaries of legal matters, documents or legal conclusions, have been reviewed by such counsel and are correct in all material respects;

                    (xiii) The Company is not an "investment company," as such term is defined in the Investment Company Act of 1940; and

                    (xiv) The Registration Statement and the Prospectus Supplement and any further amendments and supplements thereto made by the Company prior to the Delivery Date (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

          In addition to the opinions set forth above, such opinion shall also include a statement to the effect that although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus Supplement or any further amendment or supplement thereto, except for those referred to in the opinion in subsection (xii) above, nothing has come to the attention of such counsel that has caused them to believe that, (A) as of its Effective Time, the Registration Statement, or any further amendment thereto prior to the Delivery Date (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, the Prospectus Supplement or any further amendment or supplement thereto prior to the Delivery Date (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) as of the Delivery Date, either the Registration Statement or the Prospectus Supplement or any further amendment or supplement thereto prior to the Delivery Date (other than the financial statements, notes thereto and related schedules therein, and the information that is extracted from the reports of Miller and Lents, Ltd. pertaining to oil and gas reserves that is included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus Supplement which are not filed or described as required;

               (e) The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus Supplement and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (f) At the time of execution of this Agreement, the Underwriters shall have received from Arthur Andersen a letter (the "initial letter"), in form and substance reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof
          (i) confirming that, with respect to the Company, they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus Supplement, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' comfort letters to underwriters in connection with registered public offerings.

               (g) With respect to the letter of Arthur Andersen referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement, the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date
          (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus Supplement, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (h) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                    (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a), 7(i), 7(k) and 7(l) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Delivery Date, the Registration Statement and Prospectus Supplement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no material event has occurred, the description of which has not been included or incorporated by reference in the Registration Statement or the Prospectus.

                    (i) Neither the Company nor any of its subsidiaries shall
               have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus Supplement (exclusive of any amendment or supplement thereto on or after the date of this Agreement) (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus Supplement or (B) since such date there shall not have been any change in the capitalization or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus Supplement, the effect of which, in any such case described in clause (A) or (B), is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus Supplement.

                    (j) Subsequent to the execution and delivery of this
               Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted, or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including, without limitation, as a result of terrorist activities after the date hereof, as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus Supplement.

                    (k) Subsequent to the execution and delivery of this
               Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other debt securities or preferred stock issued or guaranteed by the Company by either Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., or their respective successors; and (ii) neither such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading) its rating of the Notes or any other debt securities or preferred stock issued or guaranteed by the Company.

               (l) On the Closing Date, the Arthur Andersen Representation Letter shall not have been rescinded and the Company shall have no reason to believe that the representations in such letter are not true and correct in all respects.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

Section 8.  Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes ("Marketing Materials"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus Supplement, the Registration Statement, the Prospectus Supplement or any Marketing Materials, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus

          Supplement, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e); provided further, that such indemnification with respect to any Preliminary Prospectus Supplement shall not apply if a copy of the Prospectus Supplement as then amended or supplemented (excluding the documents incorporated by reference therein) were not sent or given by or on behalf of an Underwriter to the claimant, if required by law, at or prior to the written confirmation of the sale of Notes to such claimant and if the Prospectus Supplement as so amended or supplemented would have cured the defect giving rise to such claim, unless the failure to so deliver a Prospectus Supplement resulted from the Company's failure to comply with Section 5(c)(ii). The obligations of the Company under this Section or Section 12 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Securities Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

               (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such officer, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus Supplement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such officer, director or controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

               (c) Promptly after receipt by an indemnified party under this
          Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or
          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

               (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Notes by the Underwriters set forth on the cover page of the Prospectus Supplement, and the statements in the third, fourth, fifth and ninth paragraphs under the caption "Underwriting" in the Prospectus Supplement, constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus Supplement.

               Section 9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of Notes which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of Notes set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total principal amount of Notes set opposite the names of all the remaining non-defaulting Underwriters in
Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Delivery Date if the total principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total principal amount of Notes to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of the Notes which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

               Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus Supplement or in any other document or arrangement.

               Section 10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(i) or 7(j), shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

               Section 11. Reimbursement of Underwriters' Expense. If the Company shall fail to tender the Notes for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

               Section 12. Qualified Independent Underwriter. The Company hereby confirms that, at its request, Lehman Brothers Inc. has without additional compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Notes. The Company will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. Lehman Brothers Inc., in its capacity as QIU, hereby recommends and approves the yield to the public of the Notes set forth in the Prospectus Supplement, in accordance with Rule 2720(c)(3)(A) of the Conduct Rules of the National Association of Securities Dealers, Inc.

               Section 13. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey 07302, Attention: Syndicate Department (Fax: 201-524-5980), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, New York 10022; and

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer (Fax:
          (817) 885-2278). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Underwriters.

               Section 14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of any Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

               Section 15. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

               Section 16. Definition of the Terms Business Day and Subsidiary. For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

               Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

               Section 18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

               Section 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

               If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                             Very truly yours,

                                             XTO ENERGY INC.


                                             By:  /s/ Frank G. McDonald
                                                 -----------------------------
                                                 Name: Frank G. McDonald
                                                 Title: Vice President

Accepted:

Lehman Brothers Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Hibernia Southcoast Capital, Inc.
         By: Lehman Brothers Inc.

         By:
             --------------------------------------------
                 Authorized Representative

                                   SCHEDULE 1


                                                               Amount of Notes
Underwriters                                                   to be Purchased
------------                                                   ---------------

Lehman Brothers Inc. .......................................  $     131,250,000
Salomon Smith Barney Inc. ..................................         78,750,000
                                                                   ------------
Banc of America Securities LLC .............................         35,000,000
                                                                   ------------
Deutsche Bank Securities Inc. ..............................         35,000,000
                                                                   ------------
J.P. Morgan Securities Inc. ................................         35,000,000
                                                                   ------------
Credit Lyonnais Securities (USA) Inc. ......................         17,500,000
                                                                   ------------
Hibernia Southcoast Capital, Inc. ..........................         17,500,000
                                                                   ------------
         Total .............................................  $     350,000,000
                                                                   ============